[POLARIS GLOBAL VALUE FUND LOGO]

                                  ANNUAL REPORT
                                December 31, 2001

                                     POLARIS
                            Capital Management, Inc.
                          http://www.polarisfunds.com

                                TABLE OF CONTENTS

                                                              Page
                                                              ----
A Message to Our Shareholders...............................    1
Performance Chart and Analysis..............................    3
Schedule of Investments.....................................    5
Statement of Assets and Liabilities.........................    7
Statement of Operations.....................................    8
Statement of Changes in Net Assets..........................    9
Financial Highlights........................................   10
Notes to Financial Statements...............................   11
Independent Auditors' Report................................   17

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The Polaris Global Value Fund (the "Fund") closed 2001 with a 2.21% gain, satisfactorily ahead of the Fund's MSCI World Index benchmark (-16.82%) as well as the S&P 500 Index, a domestic stock index which declined 11.91%. In addition, the Fund has earned a Morningstar Overall Rating(TM) of 4 stars as of the end of the year based upon 1,349 international equity funds.*

The investment environment during 2001 was not favorable as many indices of equity performance declined worldwide. Therefore, the Fund's positive performance in this environment is quite satisfying. Our investment philosophy for the Fund is to seek better than average returns with lower than average market risk. As we strive to achieve this goal, we employ an investment strategy consisting of two primary components. First, we invest in a global portfolio of companies seeking to achieve maximum diversification and second, we invest in companies that meet our strict value criteria in an effort to mitigate risk and enhance returns. While this strategy did not keep pace with market returns in 1998 and 1999, it has preserved capital in 2000 and 2001. Consequently, the Fund's average annual returns over the last 1-, 3-, 5-years, and since inception periods now exceeds its benchmark.

The portfolio strategy that led to this performance follows from the research process that identified several industrial and geographic sectors as potentially undervalued. More specifically, the Fund invested more heavily in U.S. banks, UK home builders, South African exporting companies, paper companies, and South Korean electronics firms. These sectors performed quite well in 2001 and were the primary reason the Fund generated positive returns. Partially offsetting the gains in these sectors were declines in European banks and manufacturers (especially those with U.S. sales), technology investments, and firms exposed to consumer spending. The Fund also generated gains from selling call options against portfolio holdings.

We believe our research process has uncovered a significant number of attractive new investments. As reported in the Fund's fourth quarter report, the Polaris Global Valuation Model indicates that international equities appear to offer better value than U.S. equities and therefore, international equities have the potential to outperform during the next investment cycle. Despite this valuation reading, the U.S. economy will likely lead the world out of recession and this may provide some early stimulus to the U.S. equity market. In order to balance these conflicting signals the portfolio strategy will continue to balance the U.S. and international investments within the Fund. This balance is also supported by our research that continues to find excellent investment candidates in U.S. banking, healthcare, and certain basic industries.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (concluded)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

For additional information about the Fund, its performance and holdings, please visit the Web site at www.polarisfunds.com or contact us through the Fund's toll free telephone number. Thank you for your continued support.

Sincerely,

/s/ BERNARD R. HORN, JR.
BERNARD R. HORN, JR.

Portfolio Manager

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULT. MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF 12/31/01. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S 3-, 5-, AND 10-YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY T-BILL RETURNS. THE OVERALL MORNINGSTAR RATING IS BASED ON A WEIGHTED AVERAGE OF THE FUND'S 3-, 5-, AND 10-YEAR (IF APPLICABLE) ANNUAL RETURNS. THE FUND RECEIVED 4 STARS FOR THE 3-YEAR PERIOD. THE TOP 10% OF THE FUNDS IN A BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. THE FUND WAS RATED AMONG 1,349 INTERNATIONAL EQUITY FUNDS FOR THE 3-YEAR PERIOD ENDING 12/31/01.

FOR ADDITIONAL FUND PERFORMANCE PLEASE REFER TO THE PERFORMANCE CHART AND ANALYSIS ON PAGE 3. DURING THE PERIOD, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED. IN THE ABSENCE OF THESE WAIVERS AND REIMBURSEMENTS, PERFORMANCE FIGURES WOULD BE LOWER. THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH
INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2001, AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/02)

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART & ANALYSIS
December 31, 2001
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in the value of a $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the "Fund") compared with the Morgan Stanley Capital International World Index ("MSCI"), over the past 10 fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For more up to date performance please call (888) 263-5594.

Average Annual Total Return as of 12/31/01             One Year    Five Year    Ten Year
------------------------------------------             --------    ---------    --------
Polaris Global Value Fund                                 2.21%       6.58%       11.61%
MSCI                                                    (16.82%)      5.37%        8.06%

Investment Value on 12/31/01
----------------------------
Polaris Global Value Fund                                      $30,001
MSCI                                                           $21,703

POLARIS GLOBAL VALUE FUND                           MSCI
-------------------------                           ----
10000                                             10000.00
10399                                              9812.00
10835                                              9640.00
10365                                              9183.00
10881                                              9308.00
11128                                              9675.00
10826                                              9348.00
10589                                              9369.00
10397                                              9593.00
10336                                              9502.00
10185                                              9242.00
10632                                              9404.00
10978                                              9477.00
10972                                              9506.00
10893                                              9729.00
11479                                             10290.00
11493                                             10764.00
11853                                             11009.00
11678                                             10914.00
11973                                             11136.00
12542                                             11644.00
12549                                             11426.00
13213                                             11738.00
12865                                             11071.00
13799                                             11610.00
14366                                             12373.00
14075                                             12210.00
13399                                             11681.00
13323                                             12039.00
13476                                             12068.00
13362                                             12031.00
13847                                             12257.00
14240                                             12624.00
13741                                             12289.00
13899                                             12636.00
13373                                             12085.00
13416                                             12199.00
13248                                             12013.00
13722                                             12186.00
14139                                             12770.00
14773                                             13212.00
15031                                             13322.00
15771                                             13315.00
16544                                             13978.00
16737                                             13664.00
17432                                             14059.00
17329                                             13834.00
17642                                             14312.00
17685                                             14727.00
17566                                             14990.00
17874                                             15079.00
18076                                             15326.00
18980                                             15684.00
19507                                             15694.00
19304                                             15770.00
18532                                             15210.00
19296                                             15381.00
20033                                             15981.00
20135                                             16089.00
21502                                             16987.00
21812                                             16712.00
22841                                             16910.00
22875                                             17102.00
22722                                             16760.00
23431                                             17305.00
25383                                             18370.00
27370                                             19283.00
29853                                             20168.00
29324                                             18816.00
31386                                             19835.00
29453                                             18787.00
29046                                             19117.00
29348                                             19347.00
29328                                             19882.00
30876                                             21224.00
31905                                             22117.00
32641                                             22330.00
31747                                             22047.00
30414                                             22567.00
30033                                             22527.00
24159                                             19520.00
24318                                             19862.00
25747                                             21654.00
27080                                             22938.00
26751                                             24055.00
26004                                             24578.00
25517                                             23921.00
25712                                             24913.00
29153                                             25892.00
27952                                             24943.00
29997                                             26102.00
30581                                             26021.00
30452                                             25971.00
29250                                             25715.00
29802                                             27049.00
29575                                             27806.00
31165                                             30053.00
29943                                             28329.00
28335                                             28402.00
29803                                             30361.00
29349                                             29074.00
29174                                             28334.00
30047                                             29285.00
29733                                             28457.00
30956                                             29379.00
28929                                             27814.00
28161                                             27344.00
27462                                             25681.00
29352                                             26093.00
31314                                             26595.00
30943                                             24345.00
29833                                             22741.00
31462                                             24418.00
31795                                             24100.00
31166                                             23341.00
30499                                             23029.00
30536                                             21920.00
25725                                             19986.00
26502                                             20368.00
28982                                             21569.00
30001                                             21703.00

Prior to June 1, 1998, Polaris Capital Management, Inc. managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. On June 1, 1998, the limited partnership reorganized into the Fund. The performance of the Fund includes the performance of the predecessor limited partnership. For periods prior to June 1, 1998, the performance figures include the expenses for the limited partnership. If the limited partnership's performance had been readjusted to reflect the

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART & ANALYSIS (concluded)
December 31, 2001
--------------------------------------------------------------------------------

first year expenses of the Fund, the performance of the Fund would have been lower. The limited partnership was neither registered under the Investment Company Act of 1940, as amended ("1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have had an adverse affect on its performance.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------
COMMON STOCK - 97.7%

Shares          Security Description             Value          Shares          Security Description             Value
-------  -----------------------------------  -----------       -------  -----------------------------------  -----------
APPAREL & ACCESSORY STORES - 2.7%                               FOREIGN DEPOSITORY INSTITUTIONS - 4.7%
  4,000  Payless ShoeSource, Inc.+            $   224,600        12,363  ABN AMRO Holding NV                  $   199,130
 20,200  Wilsons The Leather Experts, Inc.+       230,482        19,400  Banco Bilbao Vizcaya Argentaria, SA      240,099
                                              -----------        80,000  Den Norske Bank ASA                      360,341
                                                  455,082                                                     -----------
                                              -----------                                                         799,570
AUTOMOTIVE REPAIR, SERVICES & PARKING - 2.1%                                                                  -----------
 17,900  Central Parking Corp.                    351,556       INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                                              -----------       EQUIPMENT - 9.9%
BUILDING CONSTRUCTION -- GENERAL CONTRACTORS                     11,000  Ametek, Inc.                             350,790
& OPERATIVE BUILDERS - 6.7%                                     190,480  ASM Pacific Technology Ltd.              374,958
 57,000  Barratt Development plc                  355,270        76,369  Fedders Corp.                            213,833
 97,300  Countryside Properties plc               240,004         9,700  KCI Konecranes International             246,145
 82,900  Crest Nicholson plc                      235,275         3,300  Kone Oyj B Shares                        243,874
 25,900  Yit-Yhtyma Oy                            311,320         5,300  Toro Co.                                 238,500
                                              -----------                                                     -----------
                                                1,141,869                                                       1,668,100
                                              -----------                                                     -----------
BUSINESS SERVICES - 2.3%                                        INSURANCE CARRIERS - 0.9%
 19,543  Cendant Corp.+                           383,238       207,000  Sanlam Ltd.                              158,594
                                              -----------                                                     -----------
CHEMICALS & ALLIED PRODUCTS - 2.6%                              MEASURING, ANALYZING, & CONTROLLING
 80,600  Methanex Corp.+                          445,349       INSTRUMENT; PHOTOGRAPHIC, MEDICAL & OPTICAL
                                              -----------       GOODS - 4.8%
COMMUNICATIONS - 2.4%                                            10,000  Cohu, Inc.                               197,500
170,000  Total Access Communication Public        241,400        80,600  Spectranetics Corp.+                     288,548
         Co. Ltd.+                                               10,600  Teradyne, Inc.+                          319,484
 14,600  WPP Group plc                            161,493                                                     -----------
                                              -----------                                                         805,532
                                                  402,893                                                     -----------
                                              -----------       METAL MINING - 3.5%
DEPOSITORY INSTITUTIONS - 17.2%                                   8,200  Impala Platinum Holdings Ltd.            384,468
 25,900  Abington Bancorp, Inc.                   392,100        39,595  Palabora Mining Co.                      214,563
 12,800  Astoria Financial Corp.                  338,688                                                     -----------
 15,812  Banknorth Group, Inc.                    356,086                                                         599,031
 18,000  Hawthorne Financial Corp.+               345,600                                                     -----------
 34,000  Horizon Bank & Trust Co.+                351,050       MISCELLANEOUS MANUFACTURING INDUSTRIES -2.1%
 31,500  Ipswich Bancshares, Inc.                 405,563       135,000  FKI plc                                  363,490
 14,600  South Financial Group, Inc.              259,150                                                     -----------
 24,900  Warren Bancorp, Inc.                     235,305       MISCELLANEOUS RETAIL - 1.6%
  7,261  Webster Financial Corp.                  228,908         8,600  Christian Dior                           263,945
                                              -----------                                                     -----------
                                                2,912,450       OIL & GAS EXTRACTION - 1.5%
                                              -----------        28,500  Sasol Ltd.                               250,430
ELECTRIC, GAS & SANITARY SERVICES - 4.9%                                                                      -----------
 12,200  Allete, Inc.                             307,440       PAPER & ALLIED PRODUCTS - 8.1%
  5,600  Texas Utilities Co.                      264,040        13,900  Norske Skogsindustrier                   261,130
 15,900  Union Electrica Fenosa                   257,374        50,000  Sappi Ltd.                               500,209
                                              -----------       134,000  Jefferson Smurfit Group plc+             292,311
                                                  828,854        11,400  Svenska Cellulosa AB                     311,906
                                              -----------                                                     -----------
ELECTRONICS & ELECTRICAL EQUIPMENT - 13.9%                                                                      1,365,556
 20,000  Amkor Technology, Inc.+                  320,600                                                     -----------
  5,781  Draka Holding NV                         203,317       RUBBER & MISCELLANEOUS PLASTICS
 13,000  EMS Technologies, Inc.+                  209,040       PRODUCTS - 4.7%
  9,580  Intel Corp.                              301,291        16,400  Continental AG                           215,382
  8,300  Maytag Corp.                             257,549       150,000  Pirelli SpA                              263,106
  2,800  Samsung Electronics Co. GDR*             323,960        16,600  Trex Co., Inc.+                          315,234
  9,001  Samsung SDI Co. Ltd.                     397,411                                                     -----------
 10,500  STMicroelectronics NV                    337,030                                                         793,722
                                              -----------                                                     -----------
                                                2,350,198       WHOLESALE TRADE -- DURABLE GOODS - 1.1%
                                              -----------        38,000  WESCO International, Inc.+               188,100
                                                                                                              -----------
                                                                TOTAL COMMON STOCK (COST $15,694,162)         $16,527,559
                                                                                                              -----------


See Notes to Financial Statements.      5

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS (concluded)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

Shares          Security Description             Value
-------  -----------------------------------  -----------
PREFERRED STOCK - 0.1%
  5,409  Cierra Photonics, Inc.# (Cost             25,008
         $25,008)
                                              -----------
REAL ESTATE INVESTMENT TRUST - 2.0%
 11,300  Equity Office Properties Trust
         (Cost $319,924)                          339,904
                                              -----------

CERTIFICATES OF DEPOSIT - 0.0%

Principal
 Amount
---------
  $1,257   Stoneham Savings Bank, 5.22%,        $     1,257
           2/28/04
   1,238   Middlesex Savings Bank, 5.65%,             1,238
           5/28/02
                                                -----------

TOTAL CERTIFICATES OF DEPOSIT (COST $2,495)           2,495
                                                -----------

TOTAL INVESTMENTS IN SECURITIES - 99.8%         $16,894,966
(COST $16,041,589)
OTHER ASSETS & LIABILITIES, NET - 0.2%               30,138
                                                -----------
TOTAL NET ASSETS - 100.0%                       $16,925,104
                                                ===========

COVERED WRITTEN CALLS

                  Underlying        Price/
  Contracts        Security        Exp Date         Value
--------------------------------------------------------------
      55          TXU Corp.       50/Jan. 02        $1,375



------------------------------------------
 + Non-income producing security.

 * Securities that may be resold to "Qualified institutional buyers" under rule 144A or pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the adviser pursuant to procedures approved by the Board of Trustees.

 # Security valued at fair market value pursuant to procedures approved by the Board of Trustees.


See Notes to Financial Statements.      6

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Total investments, at value (Cost $16,041,589) (Note 2)...  $   16,894,966
  Cash......................................................          17,486
  Receivable for Fund shares issued.........................          27,600
  Receivable for investments sold...........................         476,269
  Interest, dividends and other assets......................          24,344
  Organization costs, net of amortization (Note 2)..........          12,666
                                                              --------------
Total Assets................................................      17,453,331
                                                              --------------

LIABILITIES
  Call options written, at fair value (premiums received
    $5,884) (Note 2 and 5)..................................           1,375
  Dividend payable..........................................           3,595
  Payable for securities purchased..........................         478,899
  Payable to adviser (Note 3)...............................           8,400
  Payable to administrator (Note 3).........................           2,500
  Payable for Fund shares redeemed..........................             858
  Accrued expenses and other liabilities....................          32,600
                                                              --------------
Total Liabilities...........................................         528,227
                                                              --------------
NET ASSETS..................................................  $   16,925,104
                                                              ==============

COMPONENTS OF NET ASSETS
  Paid-in capital...........................................  $   16,393,722
  Accumulated distributions in excess of net investment
    income..................................................         (70,493)
  Net realized loss on investments and foreign currency
    transactions............................................        (380,275)
  Net realized gain on options..............................         125,276
  Unrealized appreciation of investments, options and
    foreign currency transactions...........................         856,874
                                                              --------------

NET ASSETS..................................................  $   16,925,104
                                                              ==============

SHARES OF BENEFICIAL INTEREST...............................       2,113,393

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................  $         8.01


See Notes to Financial Statements.      7

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                                 June 1, 2001       June 1, 2000
                                                                      to                 to
                                                              December 31, 2001*    May 31, 2001
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes $5,671).    $      154,988     $      452,191
  Interest income...........................................               333              5,758
                                                                --------------     --------------
Total Investment Income.....................................           155,321            457,949
                                                                --------------     --------------
EXPENSES
  Investment advisory (Note 3)..............................            99,159            183,738
  Administration (Note 3)...................................            23,333             40,000
  Transfer agent (Note 3)...................................            17,365             28,919
  Custody (Note 3)..........................................            10,484             20,382
  Accounting (Note 3).......................................            30,900             50,900
  Audit.....................................................            19,000             23,500
  Legal.....................................................             3,007                488
  Trustees..................................................               476                622
  Compliance................................................             2,902              8,430
  Pricing...................................................             3,800                 --
  Reporting.................................................             4,365                 --
  Amortization of organization costs (Note 2)...............             4,667              8,000
  Miscellaneous.............................................             2,651             11,473
                                                                --------------     --------------
Total Expenses..............................................           222,109            376,452
    Fees waived (Note 6)....................................           (48,491)           (54,948)
                                                                --------------     --------------
Net Expenses................................................           173,618            321,504
                                                                --------------     --------------
NET INVESTMENT INCOME.......................................           (18,297)           136,445
                                                                --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  OPTIONS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on investments...................           677,715         (1,039,242)
  Net realized gain on options..............................            59,345             65,931
  Net realized gain (loss) on foreign currency
    transactions............................................            (3,536)            (2,571)
                                                                --------------     --------------
Net Realized Gain (Loss) on Investments, Options and Foreign
  Currency Transactions.....................................           733,524           (975,882)
                                                                --------------     --------------

  Net change in unrealized (depreciation) appreciation on
    investments.............................................        (1,604,040)         2,385,750
  Net change in unrealized appreciation on options..........             4,509                 --
  Net change in unrealized (depreciation) appreciation on
    foreign currency transactions...........................             5,689             (3,379)
                                                                --------------     --------------
Net Change in Unrealized Depreciation on Investments,
  Options and Foreign Currency Transactions.................        (1,593,842)         2,382,371
                                                                --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  OPTIONS AND FOREIGN CURRENCY TRANSACTIONS.................          (860,318)         1,406,489
                                                                --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $     (878,615)    $    1,542,934
                                                                ==============     ==============


------------------------------------------

* Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.


See Notes to Financial Statements.      8

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     June 1, 2001       June 1, 2000    June 1, 1999
                                                          to                 to              to
                                                  December 31, 2001*    May 31, 2001    May 31, 2000
                                                  ------------------    ------------    ------------

OPERATIONS
  Net investment income (loss)..................     $   (18,297)       $   136,445     $   141,937
  Net realized gain (loss) on investments,
    options and foreign currency transactions...         733,524           (975,882)      1,862,842
  Net change in unrealized appreciation
    (depreciation) on investments, options and
    foreign currency transactions...............      (1,593,842)         2,382,371      (1,197,932)
                                                     -----------        -----------     -----------
Net Increase (Decrease) in Net Assets Resulting
  from Operations...............................        (878,615)         1,542,934         806,847
                                                     -----------        -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.........................        (130,009)           (50,940)       (718,254)
  In excess of net investment income............         (69,190)                --              --
  Net realized gain on investments..............              --           (928,513)       (732,166)
                                                     -----------        -----------     -----------
Total Distributions to Shareholders.............        (199,199)          (979,453)     (1,450,420)
                                                     -----------        -----------     -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares................................      10,248,459          1,397,534       2,013,491
  Reinvestment of distributions.................         195,604            978,289       1,443,663
  Redemption of shares..........................     (10,942,398)        (3,705,130)     (2,934,082)
                                                     -----------        -----------     -----------
Net Increase (Decrease) from Capital
  Transactions..................................        (498,335)        (1,329,307)        523,072
                                                     -----------        -----------     -----------
Net Decrease in Net Assets......................      (1,576,149)          (765,826)       (120,501)

NET ASSETS
  Beginning of period...........................      18,501,253         19,267,079      19,387,580
                                                     -----------        -----------     -----------
  End of period (A).............................     $16,925,104        $18,501,253     $19,267,079
                                                     ===========        ===========     ===========
SHARE TRANSACTIONS
  Sale of shares................................       1,285,700            172,776         223,775
  Reinvestment of distributions.................          24,420            128,326         164,837
  Redemption of shares..........................      (1,351,186)          (454,016)       (333,041)
                                                     -----------        -----------     -----------
Net Increase (Decrease) in Shares...............         (41,066)          (152,914)         55,571
                                                     ===========        ===========     ===========

(A) Accumulated undistributed (distributions in
    excess of) net investment income............     $   (70,493)       $   133,430     $    50,933
                                                     ===========        ===========     ===========


------------------------------------------

* Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.


See Notes to Financial Statements.      9

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period:

                                      June 1, 2001        June 1, 2000   June 1, 1999       June 1, 1998
                                           to                  to             to                 to
                                  December 31, 2001(a)    May 31, 2001   May 31, 2000   May 31, 1999 (Note 1)
                                  ---------------------   ------------   ------------   ---------------------

NET ASSET VALUE, BEGINNING OF
  PERIOD........................         $  8.59            $  8.35        $  8.61             $ 10.00
                                         -------            -------        -------             -------
INVESTMENT OPERATIONS
  Net investment income (loss)..              --(b)            0.06           0.07                0.06
  Net realized and unrealized gain
    (loss) on investments, options
    and foreign currency
    transactions................           (0.48)              0.63           0.32               (1.27)
                                         -------            -------        -------             -------
Total from Investment Operations           (0.48)              0.69           0.39               (1.21)
                                         -------            -------        -------             -------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income.........           (0.06)             (0.02)         (0.31)              (0.04)
  In excess of net investment
    income......................           (0.04)                --             --                  --
  Net realized gain on
    investments, options and
    foreign currency
    transactions................              --              (0.43)         (0.34)              (0.14)
                                         -------            -------        -------             -------
Total Distributions to
  Shareholders..................           (0.10)             (0.45)         (0.65)              (0.18)
                                         -------            -------        -------             -------
NET ASSET VALUE, END OF
  PERIOD........................         $  8.01            $  8.59        $  8.35             $  8.61
                                         =======            =======        =======             =======
TOTAL RETURN....................         (5.64)%              8.98%          4.37%              (11.95)%

RATIO/SUPPLEMENTARY DATA
Net assets at end of period
  (000's omitted)...............         $16,925            $18,501        $19,267             $19,388
Ratios to Average Net Assets
  Expenses......................           1.75%(c)           1.75%          1.75%               1.75%
  Expenses, excluding waiver of
    fees........................           2.24%(c)           2.05%          2.12%               2.06%
  Net investment income.........         (0.18)%(c)           0.74%          0.70%               0.63%

PORTFOLIO TURNOVER RATE.........             36%                34%            38%                 51%


------------------------------------------

(a) Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.
(b) Net investment income (loss) for the Fund is (0.0017).
(c) Annualized.


See Notes to Financial Statements.     10

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to the Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION -- Generally, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined pursuant to procedures established by the Trust's Board of Trustees. On December 31, 2001, the Fund held a security valued at fair value amounting to $25,008 or 0.1%, of the Fund's net assets. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Foreign short-term investments are valued at the current market price, then marked-to-market to recognize any gain or loss on the transaction.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on trade date. Generally, dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain or loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with federal applicable income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

ORGANIZATION COSTS -- Costs incurred by the Fund in connection with its organization are amortized using the straight-line method over a five-year period.

FEDERAL TAXES -- The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION -- The Trust is comprised of 23 active fund series, and it accounts separately for the assets and liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER -- The investment adviser to the Fund is Polaris Capital Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the average daily net assets of the Fund.

ADMINISTRATOR -- The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $150 million, subject to a minimum fee of $40,000 per year.

TRANSFER AGENT -- The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives an annual fee of $24,000, certain shareholder account fees and out-of-pocket expenses.

SHAREHOLDER SERVICE AGENT -- The Trust has adopted a shareholder servicing plan (the "Plan") with respect to the Fund under which FAdS is authorized to enter into shareholder service agreements with financial institutions and other persons who provide services for and maintain shareholder accounts as set forth in the Plan. Under the Plan, the Trust, through FAdS, pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. Fund did not pay any shareholder services pursuant to the Plan for the period ended December 31, 2001.

DISTRIBUTOR -- Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDER -- Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, $2,900 for the preparation of tax returns, certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions made by the Fund and out-of-pocket expenses. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual maintenance custody fee as well as certain other transaction fees.

NOTE 4.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, totaled $5,983,334 and $6,381,289, respectively, for the year ended December 31, 2001.

For federal income tax purposes, the tax basis of investment securities owned as of December 31, 2001, was $16,040,238, and the net unrealized appreciation of investment securities was $858,226. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $2,496,082, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $1,637,856. The Fund has a capital loss carryover of $254,773 as of December 31, 2001 which will expire in December 2008 and that is available to offset future capital gains.

NOTE 5.  WRITTEN OPTION TRANSACTIONS

                                                                           CALLS
                                                              ----------------------------
                                                              PRINCIPAL AMOUNTS
                                                                OF CONTRACTS
                                                                (000 OMITTED)     PREMIUMS
                                                              -----------------   --------
Outstanding, June 1, 2001...................................          --          $     --
Options written.............................................         573            83,868
Options terminated in closing transactions..................         (38)          (14,326)
Options exercised...........................................          --                --
Options expired.............................................        (480)          (63,658)
                                                                    ----          --------
Outstanding, December 31, 2001..............................          55          $  5,884
                                                                    ====          ========

NOTE 6.  WAIVER OF FEES

The Adviser and FAdS have voluntarily waived fees of $42,658 and $5,833, respectively, for the year ended December 31, 2001.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE 7.  TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND        OTHER
                                 POSITION                                                                COMPLEX    DIRECTORSHIPS
             NAME,               WITH THE  LENGTH OF TIME                                                OVERSEEN      HELD BY
        AGE AND ADDRESS           TRUST      SERVED(1)     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  BY TRUSTEE    TRUSTEES
 INTERESTED TRUSTEES
 John Y. Keffer(2)               Chairman  1989 - Present  Member and Director, Forum Financial Group,      27      Chairman/
 Born: July 15, 1942             President                 LLC (a mutual fund services holding                      President,
 Two Portland Square                                       company)                                                 Monarch Funds
 Portland, ME 04101

 DISINTERESTED TRUSTEES
 Costas Azariadis                Trustee   1989 - Present  Professor of Economics, University of            27      None
 Born: February 15, 1943                                   California- Los Angeles
 Department of Economics
 University of California                                  Visiting Professor of Economics, Athens
 Los Angeles, CA 90024                                     University of Economics and Business 1998 -
                                                           1999
 James C. Cheng                  Trustee   1989 - Present  President, Technology Marketing Associates       27      None
 Born: July 26, 1942                                       (marketing company for small and medium
 27 Temple Street                                          sized businesses in New England)
 Belmont, MA 02478

 J. Michael Parish               Trustee    1989-Present   Partner, Thelen Reid & Priest LLP (law           27      None
 Born: November 9, 1943                                    firm) since 1995
 40 West 57th Street
 New York, NY 10019


---------------
(1) Term of service is indefinite.
(2) John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND        OTHER
                                 POSITION                                                                COMPLEX    DIRECTORSHIPS
             NAME,               WITH THE  LENGTH OF TIME                                                OVERSEEN      HELD BY
        AGE AND ADDRESS           TRUST        SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  BY TRUSTEE    TRUSTEES
 OFFICERS
 Thomas G. Sheehan                 Vice    2000 - Present  Director of Business Development, Forum         N/A      N/A
 Born: July 17, 1954             President/                Financial Group, LLC since 2001
 Two Portland Square             Assistant
 Portland, ME 04101              Secretary                 Managing Director and Counsel, Forum
                                                           Financial Group, LLC from 1993 to 2001
 Lisa J. Weymouth                  Vice    2001 - Present  Director and Manager, Forum Shareholder         N/A      N/A
 Born: May 4, 1968               President/                Services, LLC (transfer agent)
 Two Portland Square             Assistant
 Portland, Maine 04101           Secretary                 Director, Forum Administrative Services,
                                                           LLC (mutual fund administrator) since 2001
 Ronald H. Hirsch                Treasurer 2000 - Present  Managing Director of Operations, Forum          N/A      N/A
 Born: October 14, 1943                                    Financial Group, LLC since 1999
 Two Portland Square
 Portland, ME 04101                                        Member of the Board - Citibank Germany
                                                           1991 - 1998
                                                           Treasurer, Core Trust (Delaware)
 Leslie K. Klenk                 Secretary 1998 - Present  Counsel, Forum Financial Group, LLC since       N/A      N/A
 Born: August 24, 1964                                     1998
 Two Portland Square
 Portland, ME 04101                                        Associate General Counsel, Smith Barney
                                                           Inc. (brokerage firm) 1993 - 1998
                                                           Secretary, Core Trust (Delaware)

    The  Statement  of  Additional   Information   ("SAI")  contains  additional
information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (800) 805-8258.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (concluded)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE 8. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

SPECIAL 2001 TAX INFORMATION

The Fund intends to elect to pass through to it shareholders the credit for taxes paid in foreign countries during its fiscal year ended December 31, 2001. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding December 31, 2001) is as follows:

                                                  FOREIGN                                                         FOREIGN
COUNTRY                              DIVIDENDS      TAX         COUNTRY                              DIVIDENDS      TAX
-------                              ---------    -------       -------                              ---------    -------
France.............................   $0.0007     $0.0000       South Africa.......................   $0.0102     $0.0000
Hong Kong..........................   $0.0042     $0.0000       South Korea........................   $0.0017     $0.0003
Ireland............................   $0.0015     $0.0000       Spain..............................   $0.0028     $0.0004
Japan..............................   $0.0006     $0.0001       United Kingdom.....................   $0.0131     $0.0013
Netherlands........................   $0.0024     $0.0006                                             -------     -------
                                                                                                      $0.0372     $0.0027
                                                                                                      =======     =======

The dividend pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 2001. Accordingly, shareholders will receive more detailed information along with their form 1099-DIV in January 2002.

Income Dividends -- All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes.

Capital Gain Dividends -- The Fund did not declare a long-term capital gain dividend for the year ended December 31, 2001.

NOTE 9.  CHANGE IN FISCAL YEAR END

At its February 12, 2001 meeting, the Trust's Board of Trustees approved the change of the Fund's fiscal year end from May 31 to December 31, effective June 1, 2001. Therefore, the financial statements presented herein represent the period of time from June 1, 2001 through December 31, 2001.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Polaris Global Value Fund:

We have audited the accompanying statement of assets and liabilities of the Polaris Global Value Fund, a series of the Forum Funds, including the schedule of investments, as of December 31, 2001 and the related statements of operations, changes in net assets, and financial highlights for the seven month period from May 31, 2001 to December 31, 2001 and for the year ended May 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2000, and the financial highlights for each of the years in the two-year period ending May 31, 2000 were audited by other auditors whose report, dated July 7, 2000, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the Polaris Global Value Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
February 8, 2002

                                                                                [POLARIS GLOBAL VALUE FUND LOGO]


                               INVESTMENT ADVISER
                        Polaris Capital Management, Inc.
                                125 Summer Street                                        ANNUAL REPORT
                                Boston, MA 02110                                       December 31, 2001

                                   DISTRIBUTOR
                            Forum Funds Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                 TRANSFER AGENT
                         Forum Shareholder Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

             This report is for the information of the shareholders                         Polaris
                        of the Polaris Global Value Fund.                           Capital Management, Inc.
                 Its use in connection with any offering of the                    http://www.polarisfunds.com
                Fund's shares is authorized only when preceded or
                  accompanied by the Fund's current prospectus.